Business combination - Summarizes the components of the purchase consideration (Details) - Shopline Group $ in Thousands	Sep. 06, 2022 USD ($)
Components of the purchase consideration transferred
Cash	$ 182,892
Fair value of previously held equity interest in the acquiree	440,692
Elimination of preexisting amounts due	76,226
Total consideration	$ 699,810